UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

TIDEWATER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Poydras Street, Suite 1900	70130
New Orleans, Louisiana	(Zip Code)
(Address of principal executive offices)

(504) 568-1010

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Tidewater Inc. (the “Company”) has completed the sale of substantially all of the shipyard-related assets of its wholly-owned subsidiary Quality Shipyards, L.L.C. to a third party. This transaction, which follows the fiscal 2013 sale of nearby real estate, completes the sale of the Company’s shipyard-related assets in Houma, Louisiana. As of July 1, 2013, the Company is no longer in the business of constructing or repairing vessels, including offshore service vessels, but will continue to construct and repair vessels through third party shipyards.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIDEWATER INC.

By:	/s/ Bruce D. Lundstrom
Bruce D. Lundstrom
Executive Vice President, General Counsel and Secretary

Date:   July 1, 2013